SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        October 16, 2001
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                               Owens & Minor, Inc.
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               (Exact name of Registrant as specified in charter)


              Virginia                     1-9810                54-1701843
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  (State or other jurisdiction of     (Commission file         (IRS employer
           incorporation)                  number)          identification  no.)



4800 Cox Road, Glen Allen, Virginia                                 23060
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code        (804) 747-9794
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 16, 2001, Owens & Minor, Inc. (the "Company") issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting earnings for the quarter ended September 30, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1     Press Release issued by the Company on October 16, 2001.










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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 16, 2001

                                        OWENS & MINOR, INC.


                                        By:  /s/ Drew St. J. Carneal
                                             -----------------------------------
                                             Drew St. J. Carneal
                                             Senior Vice President
                                             General Counsel






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